EXHIBIT 99.1

ModuLink Inc. (MDLK) Provides Update on ASA Acquisition and Strategic Alignment

Press Release

OTC Disclosure & News Service | 02/27/2026

ModuLink Inc. (OTC: MDLK) (“ModuLink” or the “Company”) today provided an update further to its announcements dated January 26 and February 12, 2026 regarding its proposed acquisition of a 60% equity interest in Asa Robotics Limited (“ASA”), a Hong Kong–based robotics and intelligent automation company.

As previously disclosed, the Company had anticipated completing the acquisition on or before February 28, 2026. The parties have now mutually agreed to extend the expected completion date to allow additional time to finalize certain capital restructuring matters relating to ASA’s share capital and to ensure an optimal governance framework and long-term strategic alignment. The parties are currently finalizing documentation reflecting these arrangements. As a result, the anticipated closing date may occur later than originally expected.

The Company believes that completing these steps prior to closing will strengthen ASA’s shareholder structure and position it for accelerated innovation and commercialization. The participation of an institutional and technology-focused minority investor is expected to enhance strategic collaboration and provide additional support to ModuLink’s growth initiatives, while preserving its majority ownership and operational control.

ModuLink remains fully committed to consummating the transaction as soon as practicable and expects to provide a further update upon completion of the acquisition.

Forward-Looking Statements Safe Harbor

This press release contains forward-looking statements which are included within the meaning of Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as "anticipate," "believe," "could," "estimate," "expect," "goal," "intend," "look forward to," "may," "plan," "potential," "predict," "project," "should," "will," "would" and similar expressions. Forward-looking statements in this release may include, without limitation, statements regarding the Company’s business strategy, expansion plans, product development initiatives, partnerships, market opportunities, operational outlook, anticipated financial performance, and the expected benefits, timing, completion, integration and impact of the proposed acquisition of a 60% equity interest in Asa Robotics Limited.

These forward-looking statements are based on current expectations, assumptions, estimates, and projections made by management and are not guarantees of future performance. Actual results may differ materially from those expressed or implied due to various risks and uncertainties, including, but not limited to: the satisfaction of customary closing conditions; the receipt of required regulatory or third-party approvals; risks associated with integrating acquired businesses; the ability of ASA to achieve expected operational or commercial performance following closing; market acceptance of robotics and artificial intelligence solutions; changes in economic, regulatory, or industry conditions; competitive pressures; capital and liquidity requirements; and other risks beyond the Company’s control.

Although the Company has executed a definitive Share Purchase Agreement, there can be no assurance that the transaction will be completed on the anticipated terms or within the expected timeframe, or at all. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release. ModuLink Inc. assumes no obligation to update or revise any forward-looking statements to reflect future events, developments, or changes in expectations, except as required by applicable law.

Information on the Company’s website at www.modulinktech.com does not constitute a part of this release.

Contact

ModuLink Inc.
Phone: 888-493-8028
Email: IR@modulinktech.com

SOURCE: ModuLink Inc.